MARINA BIOTECH, INC.

17870 Castleton Street, Suite 250

City of Industry, California 91748

August 3, 2017

EOS Holdings LLC

2560 Highvale Drive

Las Vegas, NV 89134

Peak Capital Advisory Limited

Flat F, 9/F, Tower 1

Harbour Green

8 Sham Mong Road

Kowloon, Hong Kong

Dear Sir / Madam:

Reference is hereby made to that certain letter agreement dated July 3, 2017 (the “Letter Agreement”) between and among Marina Biotech, Inc. (the “Company”), EOS Holdings LLC (“EOS”) and Peak Capital Advisory Limited (“Peak” and, together with EOS, the “Purchasers”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Letter Agreement (or the agreements and instruments that were referenced therein or amended thereby, as applicable).

By executing below, the Company and the undersigned Purchasers hereby agree that, in the event that: (i) the Notes that are held by the Purchasers are to convert into New Securities of the Company as a result of the closing of the offering contemplated by the Registration Statement on Form S-1 that the Company filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 26, 2017 (No. 333-218982); and (ii) the Company is advised by the Commission that it is unable to register the issuance of such New Securities on such registration statement, then the Company shall file with the Commission, within fifteen (15) days following the closing of such offering, a registration statement on Form S-1 (or such other form as the Company is then eligible to use for such registration) (the “Resale Registration Statement”) to register the resale of the New Securities that are issuable to the Purchasers as a result of the conversion of the Notes in such offering (or, with respect to any New Securities that are exercisable or convertible for Common Stock, the shares of Common Stock issuable to the Purchasers upon the exercise or conversion of such New Securities), and shall use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the Commission within sixty (60) days of the filing thereof (the “Effectiveness Deadline”); provided, that if the Resale Registration Statement is not declared effective by the Commission on or before the Effectiveness Deadline, then, as full relief for the damages to the Purchasers by reason thereof, the Company shall pay to each Purchaser, on a pro rata basis, for every thirty (30) day period following the Effectiveness Deadline and prior to the date on which the Resale Registration Statement is declared effective by the Commission (such date, the “Effectiveness Date”), an amount in cash equal to two percent (2%) of the unpaid principal amount of the Notes and accrued and unpaid interest thereon as of the date of their conversion (such payments, “Registration Delay Payments”). Registration Delay Payments shall cease to accrue on the Effectiveness Date, and shall be made on a monthly basis beginning on the earlier of one month following the Effectiveness Deadline or the Effectiveness Date. No Registration Delay Payments shall be owed with respect to any period during which all of the New Securities to be registered on the Resale Registration Statement may be sold by the Purchasers without restriction under Ruler 144 promulgated under the Securities Act of 1933, as amended (including, without limitation, volume restrictions), and without the need for current public information required by Rule 144(c)(1). For the avoidance of doubt, in the event that the Effectiveness Date occurs in the middle of any thirty (30) day period, including the initial thirty (30) day period, during which Registration Delay Payments would be owed, then the Purchaser shall only be entitled to Registration Delay Payments for such number of days during such period prior to the Effectiveness Date.

Except as expressly set forth herein, all of the other terms, conditions, covenants and provisions contained in the Letter Agreement (and in the agreements and instruments that were referenced therein or amended thereby) are, and shall continue to be, in full force and effect.

This letter agreement and its enforcement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts-of-law principles.

This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, admissible into evidence, and all of which together shall be deemed to be a single instrument. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[remainder of page intentionally left blank; signature page follows]

2

Please acknowledge your agreement with the foregoing by signing in the space provided below.

MARINA BIOTECH, INC.

		By:	/s/ Vuong Trieu
		Name:	Vuong Trieu
		Title:	Chairman

AGREED AND ACCEPTED:

EOS HOLDINGS LLC

By:	/s/ Jon Carnes
Name:	Jon Carnes
Title:	Manager

PEAK CAPITAL ADVISORY LIMITED

By:	/s/ Feng Bai Ye
Name:	Feng Bai Ye
Title:	Director

3